Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	June 25, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	June 25, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
		STORE WORKING
	GEN OPER.	FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	(8,723)	845	280	3,226	3	(4,370)	(14,084)	(68,811)

RECEIPTS
CASH SALES	-					-	-	83,387
CREDIT CARD RECEIVABLES	-					-	-	20,495
LOANS AND ADVANCES						-	-	-
SALE OF ASSETS	16,500					16,500	250	95,496
OTHER RECEIPTS	17,234	(14)	0	0		17,221	8,845	17,238
TRANSFERS (FROM DIP ACCTS)	(1,700)	(829)		2,503	26	0	-	0

TOTAL RECEIPTS	$ 32,035	$ (843)	$ 0	$ 2,503	$ 26	$ 33,721	$ 9,095	$ 216,617

DISBURSEMENTS
ADVERTISING	-					-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)	-					-	150	53,228
RENT	805					805	5,303	7,723
PAYROLL, PAYROLL TAXES, AND BENEFITS	7,057					7,057	5,204	30,959
UTILITIES	700					700	647	1,765
INSURANCE	39					39	112	327
SALES AND OTHER TAXES	1,812			238		2,051	2,169	14,251
GENERAL OPERATING	1,816					1,816	1,126	5,679
FINLAY LICENSE	-					-	-	3,611
FINANCING EXPENSES	-					-	-	3,524
PROFESSIONAL FEES	117					117	30	117
OTHER	5,027				2	5,028	6,871	6,969
TOTAL DISBURSEMENTS	$ 17,373	$ -	$ -	$ 238	$ 2	$ 17,613	$ 21,612	$ 131,376

DRAW ON LC	-					-	-	4,648
ADJUSTMENTS FOR OVERFUNDING	1,178					1,178	10,264	1,220
NET CASH FLOW	$ 13,484	$ (843)	$ 0	$ 2,265	$ 24	$ 14,930	$ (22,781)	$ 79,372
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ 4,760	$ 2	$ 280	$ 5,490	$ 27	$ 10,560	$ (36,865)	$ 10,560

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of May 2, 2009 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period April 7, 2009 - May 4, 2009. The projection does not include activity in the other general operating, Alaska, and sales tax accounts.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				AMOUNT PAID		TOTAL PAID TO DATE
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	FEES	EXPENSES	FEES	EXPENSES	AMOUNT ACCRUED [1]	TOTAL INCURRED AND UNPAID

O'Melveny & Meyers	1/14 to 5/2/09							3,000,000	3,000,000
FTI Consulting	1/14 to 5/2/09							2,650,000	2,650,000
Richards, Layton & Finger	1/14 to 5/2/09							290,000	290,000
Kurtzman Carson Consultants	1/14 to 5/2/09			126,685		126,685		377,000	250,315
Cooley Godward Kronish	1/14 to 5/2/09							580,000	580,000
Loughlin Meghji & Company	1/14 to 5/2/09							260,000	260,000
Benesch	1/14 to 5/2/09							90,000	90,000
GE Capital Third Party Legal [1]	1/14 to 5/2/09			95,430		95,430		500,000	404,570
Financial Dynamics	1/14 to 5/2/09			11,665		11,665		25,000	13,335
Other	1/14 to 5/2/09							310,000	310,000

TOTAL PAYMENTS TO PROFESSIONALS			$ -	$ 233,780	$ -	$ 233,780	$ -	$ 8,082,000	$ 7,848,220

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement performed prepetition.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month (in 000's)	Filing to Date (in 000's)
Net Sales	0	92,623
Net Leased Department Revenue	120	1,044
Net Credit Revenue	332	1,630
Total Revenues	452	95,297
COST OF GOODS SOLD
Cost of Goods Sold	(90)	74,106
Gross Profit	542	21,191
OPERATING EXPENSES
Advertising	(56)	2,201
Bad Debts	1	65
Contributions	-	9
Employee Benefits Programs	16	3,403
Insider Compensation	88	613
Insurance	60	701
Repairs and Maintenance	117	923
Rent and Lease Expense	110	6,753
Salaries/Commissions/Fees	(370)	17,426
Supplies	27	1,890
Taxes	462	1,612
Travel and Entertainment	10	120
Utilities	(345)	1,034
Other (attach schedule)	2,608	49,993
Total Operating Expenses Before Depreciation	2,728	86,743
Depreciation/Depletion/Amortization	547	4,083
Net Profit (Loss) Before Other Income & Expenses	(2,733)	(69,635)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(343)	(381)
Interest Expense	187	1,478
Net Profit (Loss) Before Reorganization Items	(2,577)	(70,732)
REORGANIZATION ITEMS
Professional Fees	1,790	8,082
U. S. Trustee Quarterly Fees	10	40
Other Reorganization Expenses (attach schedule)	468	1,705
Total Reorganization Expenses	2,268	9,827
Income Taxes	-	76
Net Profit (Loss)	$ (4,845)	$ (80,635)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	504	3,822
Unclassified	(304)	(247)
Communications	88	326
Postage	16	193
Professional Fees	36	71
Costs capitalized under Uniform Capitalization Rules [1]	0	(1,099)
(Gain) Loss on Assets	2,258	46,921
Store Closure Costs	0	6

Total Other Operational Expenses	2,608	49,993
Other Income
Rental income	(9)	(40)
Miscellaneous income	(334)	(341)

Total Other Income	(343)	(381)
Other Reorganization Expenses
Amortization of DIP loan fees	468	1,705

Total Other Reorganization Expenses	468	1,705

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to better match these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	(in 000's)	(in 000's)
Unrestricted Cash and Cash Equivalents	7,434	7,408
Restricted Cash and Cash Equivalents [1]	5,771	-
Credit Card Receivables	1,050	-
Accounts Receivable (Net)	3,623	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	7,159	3,849
Professional Retainers	493	493
Other Current Assets (attach schedule)	23,421	8,216
TOTAL CURRENT ASSETS	$ 48,951	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	60,652	60,652
Machinery and Equipment	12,348	61,313
Furniture, Fixtures and Office Equipment	1,148	89,942
Leasehold Improvements	65,469	65,463
Vehicles	420	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(65,230)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 74,807	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	7,376	5,166
TOTAL OTHER ASSETS	$ 7,376	$ 5,166

TOTAL ASSETS	$ 131,134	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	4,647
Taxes Payable (refer to FORM MOR-4)	8,357
Wages Payable	384
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	7,858
Amounts Due to Insiders	19
Other Postpetition Liabilities (attach schedule)	39,844
TOTAL POSTPETITION LIABILITIES	$ 62,398	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	3,249	76,069
Priority Debt	471	37
Unsecured Debt	54,272	54,533
Other Pre-petition Liabilities (attach schedule)	2,735	64,099
TOTAL PRE-PETITION LIABILITIES	$ 60,727	$ 194,738

TOTAL LIABILITIES	$ 123,125	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(80,635)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	8,009	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 131,134	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurances and tax payments.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses
Prepaid insurance	787	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	269	122
Prepaid rent	2,377	-
Prepaid expenses	427	1,094
Prepaid property taxes	502	358
Prepaid merchandise	1,908	-

Total Prepaid Expenses	7,159	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	1,107	4
Joint Venture receivable	15,585	-
Other receivables	120	373
Salary support receivable	490	184
Other	1	3

Total Other Current Assets	23,421	8,216
Other Assets
Intangibles - lease rights	792	813
Investment in partnership	1,782	1,810
Credit card and other deposits	1,524	-
Straightline lease	2,475	2,543
Prepaid rent	804

Total Other Assets	7,377	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities and Other Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	374	-
Cash management liability (bank overdraft)	2,903	-
Gift and merchandise cards	4,119	-
Vacation payable	628	-
Payroll deductions payable	544	-
Sales return reserve	-	-	[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	348	-	[1]
Deferred revenue	5,997	-
Deferred rent	5,251	-
Intangibles - lease rights	198	-
Fin 48 liability	1,008	-
Deferred taxes	3,512	-
Capital leases	8,844	-
Total Other Postpetition Liabilities	39,844	-

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,906	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	481	520
Pension liability	97	97
Other accruals prepetition	223	599
Store party fund	28	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	2,735	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	276,526	236,404	(363,168)	149,762
FICA	757,531	874,325	(979,924)	651,932
Unemployment	119,906	22,737	(95,073)	47,570
Total Federal Taxes	$ 1,153,963	$ 1,133,466	$ (1,438,166)	$ 849,264
State and Local
Withholding	126,771	105,842	(162,837)	69,775
Sales & Excise [1]	4,183,435	3,659,639	(401,027)	7,442,047
Unemployment	378,685	77,301	(298,764)	157,222
Real Property	598,153	290,263	(1,081,584)	(193,169)
Personal Property [2]	37,330	14,466	(25,718)	26,078
Workers Compensation	10,187	2,683	(7,556)	5,313
Other: Local	1,808	445	(1,363)	891
Total State and Local	5,336,368	4,150,639	(1,978,850)	7,508,138
Total Taxes	$ 6,490,332	$ 5,284,105	$ (3,417,015)	$ 8,357,421

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: April 5, 2009 - May 2, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.[1]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.[2]